SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  August 28, 1997
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
  (Issuer in Respect of the REMIC Pass-Through CitiCertificates Series 1997-3)
               (Exact name of registrant as specified in charter)

Delaware                          33-66222                      13-3408713
--------------------------------------------------------------------------------
(State or other juris-          (Commission                  (I.R.S. Employer
diction of organization)        File Nos.)                   Identification No.)


909 Third Avenue, New York, New York                     10043
------------------------------------                     -----
(Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3431
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5. Other Events.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1997-3
                 -----------------------------------------------

                                 August 28, 1997

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES (1)
                        ---------------------------------

         On August 28, 1997, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before August 1, 1997) as of August 1, 1997 of $201,943,784.44. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $10,097,189.22. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

         The total number of Mortgage Loans as of August 1, 1997 was 646. The weighted average Note Rate of the Mortgage Loans as of August 1, 1997 was 8.051%. The weighted average remaining term to stated maturity of the Mortgage Loans as of August 1, 1997 was 356.90 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to August 1, 1996 or after August 1, 1997.

         None of the Mortgage Loans has a scheduled maturity later than August 1, 2027. Each Mortgage Loan has an original principal balance of not less than $24,000 nor more than $1,100,000. Mortgage Loans having an aggregate Adjusted Balance of $33,527,311 as of August 1, 1997 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of August 1, 1997 was 75.2%. No more than $2,073,672 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 96%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as


---------------------------
(1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated August 22, 1997 and the Prospectus, dated August 22, 1997, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1997-3.

(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

reflected in Originator's records. No more than 1%(2) of the Mortgage Loans are secured by investment properties.

         At least 90% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment. No more than 7% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

         All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

         Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates (NNRs) less than 7.250%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.250%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $7,634,398.61 and $194,309,385.83, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 7.327% and 8.079%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 357.21 months and 356.89 months, respectively.

         The Special Hazard Loss Amount as of August 1, 1997 was $2,125,807.50.

         The Fraud Loss Amount as of August 1, 1997 was $4,038,875.69.

         The Bankruptcy Loss Amount as of August 1, 1997 was $100,000.00.

         The aggregate Initial Stated Amount of the Class A CitiCertificates as of August 1, 1997 was $191,846,594.94.

         The aggregate Initial Stated Amount of the Class M CitiCertificates as of August 1, 1997 was $4,038,875.00.

         The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of August 1, 1997 was $2,019,437.00.

         The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of August 1, 1997 was $2,019,437.00.

         The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of August 1, 1997 was $908,747.00.

         The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of August 1, 1997 was $403,887.00.


--------------------------
(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

         The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of August 1, 1997 was $706,806.50.

         The Subordinated CitiCertificate Percentage is 5.000000137662%(*).

         The Class M Subordination Percentage is 3.000000478747%(*).

         The Class B-1 Subordination Percentage is 2.000000896883%(*).

         The Class B-2 Subordination Percentage is 1.000001315019%(*).

         The Class B-3 Subordination Percentage is 0.550001329865%(*).

         The Class B-4 Subordination Percentage is 0.350001611567%(*).

         The following tables set forth information regarding the Mortgage Loans as of August 1, 1997.


-------------------------
(*) Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted
    Balance of the Mortgage Loans.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS
                     --------------------------------------

                             Number of       Aggregate Principal
Year Originated              Loans           Balances Outstanding
---------------              ---------       --------------------

1996                             3           $            662,754
1997                           643                    201,281,030
                               ---           --------------------
Total                          646           $        201,943,784
                               ===           ====================


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS
                  --------------------------------------------

Type of                      Number of       Aggregate Principal
Dwelling Unit                Loans           Balances Outstanding
---------------              ---------       --------------------
Detached houses                586           $        184,488,295
Multi-family dwellings           9                      3,129,186
Townhouses                      10                      2,902,438
Condominium units (one          16                      4,632,351
  to three stories high)
Condominium units (over         18                      4,976,807
  three stories high)
Cooperative units                7                      1,814,707
                               ---           --------------------
Total                          646           $        201,943,784
                               ===           ====================

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
             ------------------------------------------------------

Type of                      Number of       Aggregate Principal
Dwelling Unit                Loans           Balances Outstanding
---------------              ---------       --------------------
1-family                       637           $        198,814,598
2-family                         8                      2,753,680
3-family                         1                        375,506
                               ---           --------------------
Total                          646           $        201,943,784
                               ===           ====================


                             SIZES OF MORTGAGE LOANS
                             -----------------------

Outstanding Principal        Number of       Aggregate Principal
Balance by Loan Size         Loans           Balances Outstanding
-------------------------    ---------       --------------------
$149,999 and under               8           $            807,683
$150,000 through $199,999        2                        339,427
$200,000 through $249,999      165                     38,743,537
$250,000 through $299,999      221                     60,651,872
$300,000 through $349,999       96                     31,315,653
$350,000 through $399,999       67                     25,238,199
$400,000 through $449,999       33                     14,283,294
$450,000 through $499,999       23                     11,160,956
$500,000 through $549,999        9                      4,785,597
$550,000 through $599,999       10                      5,796,203
$600,000 through $649,999        8                      5,084,609
$650,000 through $699,999        1                        676,847
$700,000 through $749,999        0                              0
$750,000 through $799,999        0                              0
$800,000 through $849,999        0                              0
$850,000 through $899,999        0                              0
$900,000 through $949,999        0                              0
$950,000 through $999,999        2                      1,997,003
$1,000,000 and over              1                      1,062,904
                               ---           --------------------
Total                          646           $        201,943,784
                               ===           ====================

                        DISTRIBUTION OF MORTGAGE LOANS BY
                                   NOTE RATES
                        ---------------------------------

Mortgage Loan                Number of       Aggregate Principal
Note Rate                    Loans           Balances Outstanding
---------------------        ---------       --------------------

7.25%  - 7.50%                50             $         15,350,816
7.51%  - 8.00%               292                       91,561,596
8.01%  - 8.50%               272                       85,274,949
8.51%  - 9.00%                30                        9,243,229
9.01%  - 9.25%                 2                          513,194
                             ---             --------------------
Total                        646             $        201,943,784
                             ===             ====================


                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION
                       -----------------------------------

                             Number of       Aggregate Principal
Loan-to-Value Ratio          Loans           Balances Outstanding
-------------------          ---------       --------------------

65.00% and Below              97             $         33,809,594
65.01% - 75.00%              142                       44,027,735
75.01% - 80.00%              287                       90,579,144
80.01% - 85.00%               13                        3,936,896
85.01% - 90.00%               96                       26,834,706
90.01% - 95.00%               11                        2,755,709
                             ---             --------------------
Total                        646             $        201,943,784
                             ===             ====================

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
            --------------------------------------------------------

                             Number of       Aggregate Principal
State                        Loans           Balances Outstanding
-----                        ---------       --------------------

Alabama                        4             $          1,208,472
Arizona                        6                        2,059,190
Arkansas                       6                        1,878,963
California                   174                       56,746,194
Colorado                       7                        2,154,783
Connecticut                   32                       11,494,455
District of Columbia           5                        1,108,976
Florida                       29                        9,219,969
Georgia                       19                        6,804,114
Illinois                      13                        3,881,635
Iowa                           1                          230,353
Kansas                         1                          275,750
Maine                          1                          223,675
Maryland                      29                        9,149,682
Massachusetts                 18                        5,705,119
Michigan                      13                        3,609,374
Minnesota                      8                        2,277,515
Nebraska                       1                          363,389
Nevada                         2                          573,255
New Hampshire                  2                          547,276
New Jersey                    27                        8,071,547
New Mexico                     3                          993,379
New York                      90                       28,535,200
North Carolina                29                        8,476,241
Ohio                           3                          859,520
Oklahoma                       2                          565,780
Oregon                         2                          545,157
Pennsylvania                  21                        6,062,611
South Carolina                11                        3,261,264
Tennessee                      1                          247,666
Texas                         20                        5,605,969
Utah                           3                          843,471
Vermont                        2                          487,179
Virginia                      42                       12,219,004
Washington                    18                        5,364,931
Wyoming                        1                          292,726
                             ---             --------------------
 Total                       646             $        201,943,784
                             ===             ====================

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


CITICORP MORTGAGE SECURITIES, INC.
(Registrant)

By: /s/ John H. Outland
    -------------------
    John H. Outland
    Senior Vice President


Dated: August 28, 1997